NON-COMPETITION AGREEMENT
         This Non-Competition Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by Scott A. Perkins, M.D. (the "Equity Holder"), who is an equity owner of Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), and LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), for the benefit of Prime Medical Services, Inc., a Delaware corporation ("PMSI"), Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Newco I"), Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Newco II"), BDEC, LASIK, Ronald W. Barnet, M.D. ("Barnet"), David D. Dulaney, M.D. ("Dulaney") and Mark Rosenberg ("Rosenberg") (PMSI, Prime, Newco I, Newco II, BDEC, LASIK, Barnet, Dulaney and Rosenberg are referred to herein individually as a "Beneficiary" and collectively as "Beneficiaries").
                                                     RECITALS:
         WHEREAS,  the  Equity  Holder  is an equity  owning  member of BDEC and
LASIK.
         WHEREAS, concurrently with the execution and delivery of this Agreement, Newco I, Newco II, Prime, PMSI, BDEC, LASIK, Barnet, Dulaney, and Rosenberg are consummating that certain Contribution Agreement (the "Contribution Agreement"), dated effective September 1, 1999.
         WHEREAS, in order to induce each of the Beneficiaries to consummate the transactions contemplated by the Contribution Agreement, the Equity Holder has agreed to certain restrictions on the activities of Equity Holder and his Affiliates (as hereinafter defined), which restrictions the Equity Holder deems reasonable and appropriate. THEREFORE, the parties hereto agree as follows:
                                                    AGREEMENTS:
         1. Confidentiality Agreement. Equity Holder acknowledges that through his relationship with BDEC and LASIK, he will be exposed to Proprietary Information (as defined below) of Newco I, Newco II and/or each of their present or future affiliates (which includes, without limitation, BDEC, LASIK, Prime, PMSI and each of their present or future affiliates) (the party owning such Proprietary Information is referred to as the "Discloser"), that such Proprietary Information is unique and valuable and that such Discloser would suffer irreparable injury if its Proprietary Information were divulged to those in competition with Discloser. "Proprietary Information" shall be all information concerning Discloser which Equity Holder acquires, or to which he has access through his relationship with BDEC or LASIK, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge among Discloser's competitors, including, but not limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser. Notwithstanding the foregoing, Proprietary Information shall not include information or material that would otherwise be Proprietary Information if such information or material is owned solely by BDEC and not materially used or relied on in the conduct of the Business (as defined in the Contribution Agreement).
          Except with prior written approval of Discloser, Equity Holder agrees that he will not, at any time after the Closing, as such term is defined in the Contribution Agreement: (i) directly or indirectly, disclose any Proprietary Information to any person except the employees, agents and consultants of Newco I, Newco II and/or Discloser who need to know such Proprietary Information in connection with their relationship with Newco I or Newco II nor (ii) use Proprietary Information in any way, except for the purposes and benefit of Newco I or Newco II.
         Within forty-eight (48) hours of termination of his ownership of BDEC and LASIK, whether voluntary or involuntary, Equity Holder will deliver to the appropriate Discloser (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which he has prepared that contain Proprietary Information, all other tangible Proprietary Information in his possession or control and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in his possession or under his control.
         2. Non-Competition Agreement. Equity Holder, hereby agrees that, at all times during which the provisions of ARTICLE VIII of the Contribution Agreement are in effect, and at all times until five (5) years after either LASIK and its affiliates (excluding PMSI, Prime, and the subsidiaries of either of them), or Prime and its affiliates (excluding LASIK), no longer own any equity or other interest in Newco I, Equity Holder will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which he owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for his own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of each Beneficiary, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:
                  (a) Except through Newco I or its  subsidiaries,  or Newco II, directly or indirectly engage in, or provide, anywhere within a fifty (50) mile radius of any center or facility that provides Refractive Surgery (as defined in the Contribution Agreement) and is owned, directly or indirectly, partially or wholly, by Newco I or a subsidiary of Newco I (collectively, the "Restricted Area"), any services (other than services included in the practice of medicine) related to (i) the operating of centers or facilities that provide Refractive Surgery, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of centers or facilities that provide Refractive Surgery, or (iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);
                  (b) Except through Newco I or its  subsidiaries,  or Newco II, directly or indirectly provide, anywhere within the Restricted Area, (i) facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery, (ii) the marketing, scheduling and management of Refractive Surgery (but excluding marketing, scheduling and management of patients for treatment by Equity Holder), (iii) the credentialing and scheduling of physicians to perform Refractive Surgery and (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel;
          (c) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any affiliate or related entity of any of them, to withdraw, curtail, or cancel its business with such person or entity; or

          (d) Directly or indirectly hire any employee of Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any affiliate or related entity of any of them, or induce or attempt to influence any employee of Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any such affiliate or related entity to terminate his or her employment with such person or entity.

          3. Exclusivity. Equity Holder acknowledges that any acquisition or development of a Target Center (as defined in the Contribution Agreement) by Equity Holder through an entity not owned (wholly or partially, directly or indirectly) by Newco I shall be subject to the provisions of Section 2 of this Agreement, regardless of whether such acquisition or development is contemplated by or provided for in the provisions of ARTICLE VIII of the Contribution Agreement.

          4. Agreement. Equity Holder has reviewed and carefully considered the provisions of Sections 1 and 2 of this Agreement and, having done so, agrees that the restrictions applicable to him as set forth therein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to him, and (c) are reasonably required for the protection of the interests of the Beneficiaries for whose benefit such restrictions were agreed upon.

          5. Remedies. Equity Holder agrees that a violation on his part of any applicable covenant contained in Sections 1 or 2 of this Agreement will cause the Beneficiaries, for whose benefit such restrictions were agreed upon, irreparable damage for which remedies at law may be insufficient, and for that reason, he agrees that any of the Beneficiaries shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the Beneficiaries may have, including, specifically, recovery of additional damages.

         6. Affiliates. For purposes of this Agreement, an "Affiliate" of Equity Holder means any person married to, or any minor child of, Equity Holder and any corporation, partnership or other entity that, at the date hereof or at any time during the term hereof, is controlled by, or under common control with, Equity Holder. "Control" (and its derivatives), in this context, means the possession of, directly or indirectly, the power to direct or cause the direction of the management of the applicable corporation, partnership or other entity either through the ownership of voting securities (or other equity interests), by contract, or by ownership of a membership of a nonstock corporation or other entity enabling Equity Holder to elect one or more members of the governing board of that nonstock corporation or other entity.

          7. Control of Affiliates' Actions. Equity Holder will timely exercise all of his rights and powers to cause each of his Affiliates to comply with the terms of this Agreement. ------------------------------

          8. Indemnity. Equity Holder agrees to indemnify, defend and hold each Beneficiary harmless from and against any and all loss, damage, cost and expense (including attorneys' fees) that may result from any breach or threatened breach of this Agreement by Equity Holder or any Affiliate of Equity Holder. ---------

         9.       Miscellaneous.
          (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by Equity Holder and each Beneficiary.
                  (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. (c) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.
          (d) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder and Equity Holder's Affiliates, and their respective successors and representatives. This Agreement shall inure to the benefit of each Beneficiary and their respective successors, representatives and assigns. -------------
                  (e) Invalid Provisions. If any provision of this Agreement (including, without limitation, any provision relating to the activities covered by, or time period of, the covenants contained in Section 2 of this Agreement) is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
          (f) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, Equity Holder acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement. ------------
          (g) Defined Terms. Any capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Contribution Agreement. -------------
                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                             NON-COMPETITION AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:                                       /s/Scott A. Perkins, M.D.
                                                     Scott A. Perkins, M.D.

                                             NON-COMPETITION AGREEMENT
         This Non-Competition Agreement (this "Agreement") is entered into as of the 1st day of September, 1999 (the "Effective Date"), by Robert B. Pinkert, O.D. (the "Equity Holder"), who is an equity owner of Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"), and LASIK Investors, L.L.C., a Delaware limited liability company ("LASIK"), for the benefit of Prime Medical Services, Inc., a Delaware corporation ("PMSI"), Prime Medical Operating, Inc., a Delaware corporation ("Prime"), Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Newco I"), Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company ("Newco II"), BDEC, LASIK, Ronald W. Barnet, M.D. ("Barnet"), David D. Dulaney, M.D. ("Dulaney") and Mark Rosenberg ("Rosenberg") (PMSI, Prime, Newco I, Newco II, BDEC, LASIK, Barnet, Dulaney and Rosenberg are referred to herein individually as a "Beneficiary" and collectively as "Beneficiaries").
                                                     RECITALS:
         WHEREAS,  the  Equity  Holder  is an equity  owning  member of BDEC and
LASIK.
         WHEREAS, concurrently with the execution and delivery of this Agreement, Newco I, Newco II, Prime, PMSI, BDEC, LASIK, Barnet, Dulaney, and Rosenberg are consummating that certain Contribution Agreement (the "Contribution Agreement"), dated effective September 1, 1999.
         WHEREAS, in order to induce each of the Beneficiaries to consummate the transactions contemplated by the Contribution Agreement, the Equity Holder has agreed to certain restrictions on the activities of Equity Holder and his Affiliates (as hereinafter defined), which restrictions the Equity Holder deems reasonable and appropriate. THEREFORE, the parties hereto agree as follows:
                                                    AGREEMENTS:
         1. Confidentiality Agreement. Equity Holder acknowledges that through his relationship with BDEC and LASIK, he will be exposed to Proprietary Information (as defined below) of Newco I, Newco II and/or each of their present or future affiliates (which includes, without limitation, BDEC, LASIK, Prime, PMSI and each of their present or future affiliates) (the party owning such Proprietary Information is referred to as the "Discloser"), that such Proprietary Information is unique and valuable and that such Discloser would suffer irreparable injury if its Proprietary Information were divulged to those in competition with Discloser. "Proprietary Information" shall be all information concerning Discloser which Equity Holder acquires, or to which he has access through his relationship with BDEC or LASIK, that has not been publicly disclosed by Discloser or that is not a matter of common knowledge among Discloser's competitors, including, but not limited to, information relating to any inventions, processes, software, formulae, plans, devices, compilations of information, technical data, mailing lists, management strategies, business distribution methods, names of suppliers (of both goods and services) and customers, names of employees and terms of employment, arrangements entered into with suppliers and customers, including, but not limited to, proposed expansion plans of Discloser, marketing and other business and pricing strategies, and trade secrets of Discloser. Notwithstanding the foregoing, Proprietary Information shall not include information or material that would otherwise be Proprietary Information if such information or material is owned solely by BDEC and not materially used or relied on in the conduct of the Business (as defined in the Contribution Agreement).
          Except with prior written approval of Discloser, Equity Holder agrees that he will not, at any time after the Closing, as such term is defined in the Contribution Agreement: (i) directly or indirectly, disclose any Proprietary Information to any person except the employees, agents and consultants of Newco I, Newco II and/or Discloser who need to know such Proprietary Information in connection with their relationship with Newco I or Newco II nor (ii) use Proprietary Information in any way, except for the purposes and benefit of Newco I or Newco II.
         Within forty-eight (48) hours of termination of his ownership of BDEC and LASIK, whether voluntary or involuntary, Equity Holder will deliver to the appropriate Discloser (without retaining copies thereof) all documents, records or other memorializations including copies of documents and any notes which he has prepared that contain Proprietary Information, all other tangible Proprietary Information in his possession or control and all of Discloser's credit cards, keys, equipment, vehicles, supplies and other materials that are in his possession or under his control.
         2. Non-Competition Agreement. Equity Holder, hereby agrees that, at all times during which the provisions of ARTICLE VIII of the Contribution Agreement are in effect, and at all times until five (5) years after either LASIK and its affiliates (excluding PMSI, Prime, and the subsidiaries of either of them), or Prime and its affiliates (excluding LASIK), no longer own any equity or other interest in Newco I, Equity Holder will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held corporation of which he owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for his own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of each Beneficiary, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:
                  (a) Except through Newco I or its  subsidiaries,  or Newco II, directly or indirectly engage in, or provide, anywhere within a fifty (50) mile radius of any center or facility that provides Refractive Surgery (as defined in the Contribution Agreement) and is owned, directly or indirectly, partially or wholly, by Newco I or a subsidiary of Newco I (collectively, the "Restricted Area"), any services (other than services included in the practice of medicine) related to (i) the operating of centers or facilities that provide Refractive Surgery, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of centers or facilities that provide Refractive Surgery, or (iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);
                  (b) Except through Newco I or its  subsidiaries,  or Newco II, directly or indirectly provide, anywhere within the Restricted Area, (i) facilities, equipment and non-physician personnel for the performance by physicians of Refractive Surgery, (ii) the marketing, scheduling and management of Refractive Surgery (but excluding marketing, scheduling and management of patients for treatment by Equity Holder), (iii) the credentialing and scheduling of physicians to perform Refractive Surgery and (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel;
          (c) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any affiliate or related entity of any of them, to withdraw, curtail, or cancel its business with such person or entity; or

          (d) Directly or indirectly hire any employee of Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any affiliate or related entity of any of them, or induce or attempt to influence any employee of Newco I or any of its subsidiaries, Prime, LASIK, BDEC, Barnet, Dulaney, Rosenberg, or any such affiliate or related entity to terminate his or her employment with such person or entity.

          3. Exclusivity. Equity Holder acknowledges that any acquisition or development of a Target Center (as defined in the Contribution Agreement) by Equity Holder through an entity not owned (wholly or partially, directly or indirectly) by Newco I shall be subject to the provisions of Section 2 of this Agreement, regardless of whether such acquisition or development is contemplated by or provided for in the provisions of ARTICLE VIII of the Contribution Agreement.
          4. Agreement. Equity Holder has reviewed and carefully considered the provisions of Sections 1 and 2 of this Agreement and, having done so, agrees that the restrictions applicable to him as set forth therein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to him, and (c) are reasonably required for the protection of the interests of the Beneficiaries for whose benefit such restrictions were agreed upon.
          5. Remedies. Equity Holder agrees that a violation on his part of any applicable covenant contained in Sections 1 or 2 of this Agreement will cause the Beneficiaries, for whose benefit such restrictions were agreed upon, irreparable damage for which remedies at law may be insufficient, and for that reason, he agrees that any of the Beneficiaries shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the Beneficiaries may have, including, specifically, recovery of additional damages.
         6. Affiliates. For purposes of this Agreement, an "Affiliate" of Equity Holder means any person married to, or any minor child of, Equity Holder and any corporation, partnership or other entity that, at the date hereof or at any time during the term hereof, is controlled by, or under common control with, Equity Holder. "Control" (and its derivatives), in this context, means the possession of, directly or indirectly, the power to direct or cause the direction of the management of the applicable corporation, partnership or other entity either through the ownership of voting securities (or other equity interests), by contract, or by ownership of a membership of a nonstock corporation or other entity enabling Equity Holder to elect one or more members of the governing board of that nonstock corporation or other entity.
          7. Control of Affiliates' Actions. Equity Holder will timely exercise all of his rights and powers to cause each of his Affiliates to comply with the terms of this Agreement. ------------------------------

          8. Indemnity. Equity Holder agrees to indemnify, defend and hold each Beneficiary harmless from and against any and all loss, damage, cost and expense (including attorneys' fees) that may result from any breach or threatened breach of this Agreement by Equity Holder or any Affiliate of Equity Holder. ---------

         9.       Miscellaneous.
          (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by Equity Holder and each Beneficiary.
                  (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. (c) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.
          (d) Parties Bound. This Agreement shall be binding upon and be enforceable against the Equity Holder and Equity Holder's Affiliates, and their respective successors and representatives. This Agreement shall inure to the benefit of each Beneficiary and their respective successors, representatives and assigns. -------------
                  (e) Invalid Provisions. If any provision of this Agreement (including, without limitation, any provision relating to the activities covered by, or time period of, the covenants contained in Section 2 of this Agreement) is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
          (f) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the parties participated equally in the drafting of this Agreement. Consequently, Equity Holder acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement. ------------

          (g) Defined Terms. Any capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Contribution Agreement. -------------
                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                             NON-COMPETITION AGREEMENT

         EXECUTED to be effective as of the date first above written.

EQUITY HOLDER:                                      /s/ Robert B. Pinkert, O.D.
                                                    Robert B. Pinkert, O.D.